Events occurring after balance sheet date	12 Months Ended
Dec. 31, 2024
Events occurring after balance sheet date [Abstract]
Events occurring after balance sheet date
28.	Events occurring after balance sheet date

On 13 January 2025, the Group exercised the purchase option of USD 17.8 million on an IMO - II MR vessel, Hafnia Tanzanite under the sale and lease-back arrangement with Fortune Chem6 Shipping Limited. This transaction was accounted for as an extinguishment of an existing sale and leaseback-liability (accounted for as financing transaction).

On 14 January 2025, the Group exercised the purchase option of USD 17.1 million on an IMO - II MR vessel, Hafnia Tourmaline under the sale and lease-back arrangement with Fortune Chem5 Shipping Limited. This transaction was accounted for as an extinguishment of an existing sale and leaseback-liability (accounted for as financing transaction).

On 14 January 2025, the Group took delivery of an IMO II - MR vessel, Ecomar Gascogne, through its ECOMAR joint venture.

On 22 January 2025, the Group’s equity investment, Diginex, was listed on the NASDAQ. The Group has a 1.15% stake in Diginex; but is subject to a lock-up period of 12 months.

Between 20 January and 24 January 2025, the Group purchased a total of 3,952,255 shares at an average price of US$5.14 per share under the share buyback program announced on 2 December 2024.

On 19 February 2025, the Group and Cargill entered into a joint arrangement, Seascale Energy in order to provide customers with cost efficiencies, transparency and access to sustainable fuel innovations.

On 19 March 2025, the Company granted a total of 2,488,395 share options to key management and senior employees under the LTIP 2025 share option program.